Registration Nos. 33-15464
=============================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                     POST-EFFECTIVE AMENDMENT NO.    25

                                       TO

                                    FORM S-6

              FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
                     OF SECURITIES OF UNIT INVESTMENT TRUST
                            REGISTERED ON FORM N-8B-2

ALLIANZ LIFE VARIABLE ACCOUNT A
-------------------------------
(Exact Name of Trust)

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
-----------------------------------------------
(Name of Depositor)




1750 Hennepin Avenue, Minneapolis, MN                          55403-2195
-------------------------------------                          ----------
(Address of Depositor's Principal Executive Offices)           (Zip Code)

     Name and Address of Agent for Service
          Suzanne J. Pepin
          Allianz Life Insurance Company of North America
          1750 Hennepin Avenue
          Minneapolis, MN  55403-2195

     Copies to:
          Judith A. Hasenauer
          Blazzard, Grodd & Hasenauer, P.C.
          P.O. Box 5108
          Westport, CT 06881
          (203) 226-7866


It is proposed that this filing will become effective:

     _____ immediately  upon filing  pursuant to paragraph  (b) of Rule 485
     _____ on (date) pursuant to paragraph (b) of Rule 485
     __X__ 60 days after filing  pursuant to paragraph  (a)(1) of Rule 485
     _____ on (date) pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

      [ ] This Post-Effective Amendment designates a new effective date for a previously filed post-effective amendment.


Title and amount of securities being registered:
     Individual Single Premium Variable Life Insurance Policies.


                        CROSS REFERENCE TO ITEMS REQUIRED
                                 BY FORM N-8B-2


N-8B-2 Item  Caption in Prospectus

1            Allianz Life, The Separate Account

2            Allianz Life

3            Not Applicable

4            Distributor

5            The Separate Account

6(a)         Not Applicable
(b)          Not Applicable

9            Not Applicable

10           Purchases

11           Investment Options

12           Investment Options

13           Expenses

14           Purchases

15           The Separate Account

16           Investment Options

17           Policy Values, Access to your Money
             and Transfers

18           Purchases

19           Not Applicable

20           Not Applicable

21           Not Applicable

22           Not Applicable

23           Not Applicable

24           Not Applicable

25           Allianz Life

26           Allianz Life

27           Allianz Life

28           Allianz Life

29           Allianz Life

30           Allianz Life

31           Not Applicable

32           Not Applicable

33           Not Applicable

34           Not Applicable

35           Allianz Life

37           Not Applicable

38           Distributor

39           Distributor

40           Not Applicable

41(a)        Distributor

42           Not Applicable

43           Not Applicable

44           Purchases

45           Not Applicable

46           Policy Values, Access to your Money
             and Transfers

47           Not Applicable

48           Not Applicable

49           Not Applicable

50           Not Applicable

51           Allianz Life

52           Investment Options

53           Taxes

54           Financial Statements

55           Not Applicable

                                   PART I



                THE SINGLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                                    issued by
                         ALLIANZ LIFE VARIABLE ACCOUNT A

                                       and

                 ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
--------------------------------------------------------------------------------

This prospectus describes the Single Premium Variable Life Insurance Policy (Policy) offered by Allianz Life Insurance Company of North America (Allianz
Life). All references to "we," "us" and "our" refer to Allianz Life.

The Policy is a variable benefit policy. We have designed the Policy for use in estate planning and other insurance needs of individuals.

The Policy offers you Variable Options, each of which invest in a Portfolio listed below. When you buy a Policy, you are subject to investment risk. This means that the death benefit and your Policy Value may increase and decrease depending upon the performance of the Variable Option(s) you select. Some of the Variable Options may not be available in your state. There is a Guaranteed Death Benefit payable. However, any loans against the Policy will impact this guarantee. You can surrender your Policy for its Cash Surrender Value. No partial surrenders are allowed.

VARIABLE OPTIONS:

AIM VARIABLE INSURANCE FUNDS:

AIM V.I. Growth Fund

THE ALGER AMERICAN FUND:

Alger American Growth Portfolio
Alger American Leveraged AllCap Portfolio

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST#:

Franklin Aggressive Growth Securities Fund Franklin Global Communications Securities Fund* Franklin Global Health Care Securities Fund Franklin Growth and Income Securities Fund* Franklin High Income Fund Franklin Income Securities Fund Franklin Large Cap Growth Securities Fund* Franklin Money Market Fund Franklin Natural Resources Securities Fund Franklin Real Estate Fund* Franklin Rising Dividends Securities Fund* Franklin S&P 500 Index Fund Franklin Small Cap Fund Franklin Technology Securities Fund Franklin U.S. Government Fund* Franklin Value Securities Fun Franklin Zero Coupon Funds-- 2000, 2005 and 2010 Mutual Discovery Securities Fund Mutual Shares Securities Fund Templeton Asset Strategy Fund* Templeton Developing Markets Securities Fund* Templeton Global Income Securities Fund Templeton Growth Securities Fund* Templeton International Securities Fund* Templeton International Smaller Companies Fund Templeton Pacific Growth Securities Fund*

#Effective May 1, 2000 the funds of Templeton Variable Products Series Fund were merged into similar funds of Franklin Templeton Variable Insurance Products Trust.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST:

USAllianz VIP Diversified Assets Fund
USAllianz VIP Fixed Income Fund
USAllianz VIP Growth Fund

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATIOIN TO THE CONTRARY IS A CRIMINAL OFFENSE.

*The Fund name changed:

   CURRENT NAME                                        PREVIOUS NAME
---------------------------------------------------------------------------------------------------
 Franklin Global  Communications  Securities  Fund     Franklin  Global  Utilities Securities Fund
 Franklin  Growth and Income Securities Fund           Franklin Growth and Income Fund
 Franklin Large Cap Growth Securities Fund             Franklin Capital Growth Fun
 Franklin Real Estate Fund                             Franklin Real Estate  Securities  Fun
 Franklin Rising Dividends Securities Fund             Franklin Rising Dividends Fund
 Franklin U.S. Government Fund                         Franklin U.S. Government Securities Fund
 Templeton Asset Strategy Fund                         Templeton Global Asset Allocation Fund
 Templeton Developing Markets Securities Fund          Templeton Developing Markets Equity Fund
 Templeton Growth Securities Fund                      Templeton Global Growth Fund
 Templeton International Securities Fund               Templeton International Equity Fund
 Templeton Pacific Growth Securities Fund              Templeton Pacific Growth Fund


The Portfolios are described in the attached fund prospectuses. You can make or lose money based on the Portfolio's performance. The Policy is subject to investment risk.

Please read this prospectus before investing and keep it on file for future reference. It contains important information about the Allianz Life Single Premium Variable Life Insurance Policy. The Securities and Exchange Commission
(SEC) maintains a Web site (http://www.sec.gov) that contains material incorporated by reference and other information regarding companies that file electronically with the SEC.

The Policy:

o is not a bank deposit

o is not federally insured

o is not endorsed by any bank or government agency

o is not guaranteed and may be subject to loss of principal

This prospectus is not an offering of the securities in any state, country, or jurisdiction in which we are not authorized to sell the Policy. You should rely only on the information contained in this prospectus or that we have referred you to. We have not authorized anyone to provide you with information that is different.

Dated May 1, 2000


TABLE OF   CONTENTS


Special Terms                                       4

Summary                                             4

Part I                                              6

1. The Variable Life

Insurance Policy                                    6

2. Purchases                                        6
     Single Premium                                 6
     Application for a Policy                       7
     Allocation of Single Premium                   7
     Free Look                                      7
     Grace Period                                   7
     Reinstatement                                  7
     Policy Values                                  7
     Exchange Provision                             8

3. Investment Options                               8
     Transfers                                     10
     Substitution                                  10

4. Expenses                                        10
     Insurance Charges                             10
     Cost of Insurance Charge                      10
     Deferred Issue Charge                         11
     Transfer Fee                                  11
     Taxes                                         11
     Portfolio Expenses                            11

5. Death Benefit                                   11

6. Taxes                                           13
     Life Insurance in General                     13
     Taking Money Out of Your Policy               13
     Diversification                               13


7. Access to Your Money                            13
     Loans                                         13
     Total Surrender and Termination of the Policy 14



8. Other Information                               14
     Illustration of Policy Values                 14
     Performance                                   14
     Specialized Uses of the Policy                14
     Allianz Life                                  14
     The Separate Account                          14
     Distributor                                   14
     Suspension of Payments or Transfers           15
     Ownership                                     15


Part II                                            15
     Management of Allianz Life                    15
     Administration of the Policies                16
     Voting                                        16
     The Separate Account                          16
     Legal Opinions                                16
     Misstatement of Age or Sex                    17
     Right to Contest                              17
     Settlement Options                            17
     Tax Status                                    17
     Reports to Owners                             20
     Legal Proceedings                             20
     Experts                                       20
     Financial Statements                          20

Appendix A - Illustration of
       Policy Values

Appendix B - Table of Net
       Single Premium Factors


Appendix C - Performance



SPECIAL TERMS
--------------------------------------------------------------------------------

We have tried to make this prospectus as readable and understandable for you as possible. However, by the very nature of the Policy certain technical words or terms are unavoidable. We have identified some of those words or terms. For several of these terms we have provided a definition. For the remainder, we believe that you will find an adequate discussion in the text. The page indicated here is where we believe you will find the best explanation for the word or term. These words or terms are in italics or bold on the indicated page.

Cash Surrender Value - Your Policy Value less the sum of the uncollected Deductions and any Indebtedness.

Deductions - The charges we levy against your Policy.

Face Amount - The amount of coverage that you choose. This amount is used to determine the death benefit.

Guaranteed Death Benefit - We guarantee that the Policy will remain in force regardless of investment experience, unless the Indebtedness under your Policy exceeds the Policy Value less uncollected Deductions. If there is no Indebtedness, the Policy cannot lapse even if the Policy Value is $0.

Indebtedness - The amount of any existing Policy loans plus the pro-rata portion of any accrued interest.

Policy Date, Policy Anniversary, Policy Year - The Policy Date is when the insured's life is covered under your Policy. It is the date from which your Policy Anniversaries and Policy Years are determined.

Policy Value - The total value of your Policy. It is equal to the sum of the values allocated to the variable options and the values allocated to the loan account. (Policy Value is referred to as Account Value in the Policy.)

Processing Date - The Policy Date and the same day of the month as the Policy Date at the end of each successive 3-month period. The Processing Date is when we deduct charges and recalculate the death benefit.

Valuation Unit - An accounting unit used to calculate Policy Values when they are allocated to the Variable Options.

                                                    Page

Beneficiary.                                         15
Business Day.                                         7
Insured.                                              4
Issue Date.                                           7
Joint Owner.                                         15
Loan Account.                                        14
Owner.                                               15
Portfolio.                                            8
Premium                                               6
Variable Option.                                      8

The prospectus is divided into three sections: Summary, Part I and Part II. The sections in the Summary correspond to sections in Part I of this prospectus where the topics are discussed in more detail. Additional important information is contained in Part II of this prospectus.

SUMMARY

1. THE VARIABLE LIFE INSURANCE POLICY
--------------------------------------------------------------------------------

The variable life insurance policy that we are offering is a contract between you, the owner, and Allianz Life, an insurance company. The Policy provides for the payment of a death benefit to your selected beneficiary upon the death of the insured. This death benefit is distributed free from federal income taxes. The Policy can be used as part of your estate planning. Estate taxes may apply. The insured is the person whose life is insured under the Policy. You, the owner can also be the insured but you do not have to be.

You can choose among the Variable Options. Each variable option invests in one portfolio of a fund. The portfolios are listed in Item 3. You can allocate your unloaned Policy Value to any or all of the variable options. You can transfer between Variable Options up to 12 times a year without charge and without being taxed. If you make more than 12 transfers in a year, we will charge $25 or 2% of the amount transferred, whichever is less. Market timing transfers may not be permitted.

While the Policy is in force, the Policy Value and, under certain circumstances, the death benefit, will vary with the investment performance of the portfolios you choose. You are not taxed on the earnings from the variable options until you surrender or borrow from your Policy.


2. PURCHASES

--------------------------------------------------------------------------------


You buy the Policy with a single premium payment. The minimum single premium we will accept is $20,000. In some circumstances, the insured may be required to provide us with medical records or a complete paramedical examination. Your registered representative can help you complete the proper forms.

3. INVESTMENT OPTIONS

--------------------------------------------------------------------------------

The Variable Options each invest in a portfolio of a fund. You can put your money in the Portfolios which are described in the accompanying fund prospectuses. Depending upon market conditions and the performance of the portfolio(s) you select, you can make or lose money in any of these portfolios.

4. EXPENSES

--------------------------------------------------------------------------------

The Policy has both insurance features and investment features, and there are costs related to each that reduce the return on your investment.

Each business day we deduct a total insurance charge which is equal, on an annual basis, to 0.75% of your average Policy Value.

Each Processing Date we deduct from your Policy Value the cost of insurance charge. This charge pays us for providing you with death benefit protection for the period since the last Processing Date. This charge varies and depends upon the sex, age and rating classification of the insured.

When the single premium is received by us, we accrue against your Policy a deferred issue charge. This charge includes a premium tax charge which is 2.5% of the premium; a sales charge which is 4% of the premium; and a policy issue charge which is 0.5% of the premium. A portion of the deferred issue charge is deducted annually for the first 10 years of the Policy. If you surrender your Policy before the full amount of the deferred issue charge is deducted, we will collect the remaining portion of the charge from your Policy Value at the time of surrender.

Under certain circumstances, we may assess a transfer fee when you transfer your Policy Value from one Variable Option to another.

There are also annual Portfolio operating expenses, which vary depending upon the Portfolio(s) you select. These expenses range from 0.49% to 1.56% of the average daily value of the Portfolios.

5. DEATH BENEFIT

--------------------------------------------------------------------------------

The Policy provides for a Face Amount of insurance. On the day we issue you a Policy the death benefit is the Face Amount. Thereafter the death benefit may vary. The actual amount payable to your beneficiary is the death benefit less any Indebtedness.

The death benefit will be the greater of 1) your Face Amount or 2) your Policy Value multiplied by a specified percentage. These percentages vary by the age of the insured and are shown in your Policy. Therefore, increases in your Policy Value under certain circumstances will increase the death benefit. A decrease in Policy Value may decrease the death benefit, but the death benefit will never be less than the Face Amount so long as the Policy remains in force.

When you apply for a Policy, you designate a beneficiary who will receive the death benefit. You can change your beneficiary unless you have designated an irrevocable beneficiary. The beneficiary does not have to be a natural person.

6. TAXES

--------------------------------------------------------------------------------
Your earnings are not taxed until you take them out. In most cases, your Policy will be a modified endowment contract unless it was exchanged for a contract issued before June 21, 1988. Money taken out of a modified endowment contract is considered to come from earnings first and is taxed as income. Also, if you are younger than 591/2 when you take money out, you may be charged a 10% federal tax penalty on the earnings withdrawn. The death benefit is paid to your beneficiary income tax free. However, estate taxes may apply.

7. ACCESS TO YOUR MONEY
--------------------------------------------------------------------------------

Under the Policy you may surrender the Policy at anytime for its Cash Surrender Value. You can also borrow some of your Policy Value. The minimum loan amount is $1,000. Loans will affect the death benefit, Policy Value and investment performance. You cannot make partial surrenders.

8. OTHER INFORMATION

--------------------------------------------------------------------------------

Right to Examine

If you cancel your Policy within ten days after you receive it (or whatever period is required in your state),we will return to you the greater of 1) the premium(s) you paid or 2) your Policy Value on the day we, or the agent through whom it was purchased, received the returned Policy. Until the end of the time you are allowed to examine your Policy (15 days or the required period in your state), your premium will remain in the Franklin Money Market Fund. After that, we will invest your Policy Value as you requested.

Who Should Purchase the Policy?

The Policy is designed for an individual who wants to:

o   create or conserve his/her estate;

o   retain access to cash through loans and surrenders;
    and

o   use the income tax advantages of life insurance.

If you currently own a variable life insurance policy on the life of the insured, you should consider whether the purchase of the Policy is appropriate. Also, you should carefully consider whether the Policy should be used to replace an existing policy on the life of an insured. Replacement of an existing policy with this Policy may not be advantageous to your situation.

Allianz Life will not issue a Policy on an insured older than 80. However, we may waive this requirement under special circumstances.

9. INQUIRIES
--------------------------------------------------------------------------------

If you need more information, please contact us at:

Allianz Life Insurance Company of North America
1750 Hennepin Ave.
Minneapolis, MN 55403
1-800-542-5427

If you need Policy owner service (such as changes in Policy information, questions regarding Policy Values, or to make a loan), please contact us at:

USAllianz Service Center
300 Berwyn Park

P.O Box 3031
Berwyn, PA 19312-0031
1-800-624-0197


PART I

1. THE VARIABLE LIFE INSURANCE POLICY
--------------------------------------------------------------------------------

This variable life insurance policy is a contract between you, the owner, and Allianz Life, an insurance company. This kind of policy is most commonly used for estate planning.

While the insured is still alive, you can select among the Variable Options offered in the Policy. (The Variable Options are listed in Item 3.) Currently you can transfer between the Variable Options up to 12 times a year without charge. The Policy Value and, under some circumstances, the death benefit will go up or down depending upon the investment experience of the Portfolio(s) you select. This gives you the opportunity to capture the upside potential of the market. It also means you could lose money.

While your money remains in the Policy, you pay no current income taxes on earnings or gains. This is called tax-deferred accumulation. It helps your money grow faster. Subject to some limitations, you may take money out at any time through loans or a surrender. There are no partial surrenders allowed, only full surrenders. However, any money you take out, even as a loan, is taxed as earnings until all earnings have been removed from the Policy. If you are younger than age 591/2 when you take money out, you may also incur an additional 10% federal tax penalty. If you purchased a Policy in exchange for a policy issued prior to June 21, 1988, different tax rules may apply. (See Section 6. Taxes. Part II also contains more detailed information regarding taxes.)

Because this is a life insurance policy, it provides a death benefit, which is an amount greater than your Policy Value. When the insured dies, the death benefit (minus any loans and any accrued loan interest) is paid to your beneficiary free from federal income tax. Estate taxes may apply.

2. PURCHASES
--------------------------------------------------------------------------------

SINGLE PREMIUM

The single premium is the money you give us to buy the Policy. The minimum single premium we will accept is $20,000. When you apply for the Policy, you request a specific amount of insurance which will vary depending, in part, on the amount of the premium you pay. We call this amount the Face Amount of the Policy. The InternalRevenue Code (Code) has established certain criteria which must be met in order for a life insurance policy to qualify as life insurance under the Code. The Code re- quires that there be a minimum Face Amount for a specified premium depending upon the age of the insured.

APPLICATION FOR A POLICY

In order to purchase a Policy, you must submit to us an application which provides us with information on the proposed insured. In some cases, we will ask for additional information. We may request that the insured provide us with medical records or possibly require other medical tests.

We will not issue a Policy if the insured is over age 80, except under special circumstances.

We will review all the information we have about the insured and determine whether or not the insured meets our standards for issuing the Policy. This process is called underwriting. If the insured meets all of our underwriting requirements, we will issue a Policy. There are several underwriting classes under which the Policy may be issued. We will not issue the Policy unless the premium and the application are in good order as determined by our underwriting rules.

ALLOCATION OF SINGLE PREMIUM

When you purchase a Policy, we will initially invest your money in the Franklin Money Market Fund. After 15 days from the issue date (or the period required in your state), we will allocate your Policy Value to the Portfolios as you requested in the application. The issue date is the date that underwriting is completed and we issue the policy. We reserve the right to limit the number of Variable Options which you can invest in. Currently, you can invest in up to 10 Variable Options.

If as a result of underwriting review, we do not issue you a Policy, we will return your premium, plus interest required by your state.

FREE LOOK

If you change your mind about owning a Policy, you can cancel it within 10 days after receiving it (or the period required in your state). We will give you back the greater of your premium payment or your Policy Value. Any amounts we refund will include all Policy fees and charges.

GRACE PERIOD

Your policy will lapse if your total Indebtedness under the Policy is greater than your Policy Value less any uncollected Deductions. If you have no loan outstanding, the Policy cannot lapse even if your Policy Value goes to zero.

If your Policy does lapse, you have a 31-day grace period to repay your loan by making a payment of at least an amount which is sufficient to keep your Policy in force through 3 Processing Dates. If you do not make the required loan repayment by the end of the grace period, your Policy will lapse and all coverage under your Policy will terminate without value.

Your Policy continues in force during the grace period. If the insured dies during the grace period, the death benefit is calculated as the death benefit in effect immediately prior to the start of the grace period less any accrued Deductions and less any Indebtedness.

REINSTATEMENT

If your Policy terminates while the insured is still alive you can have it reinstated if the Policy did not terminate because you made a total surrender. You can only reinstate your Policy during the lifetime of the insured.

The requirements for a reinstatement are:

o We must receive a properly executed application for reinstatement. It must be sent to our Service Office.

o You must provide us with satisfactory evidence of insurability of the insured.

o You must pay a premium sufficient to keep the Pol icy in force through 3 Processing Dates.

o You must repay any Indebtedness.

We will reinstate your Policy on the next Processing Date after we approve the reinstatement application.

The effective date of the reinstated Policy is the next Processing Date following our approval of your application for reinstatement.

POLICY VALUES

The value of your Policy will go up or down depending upon the investment performance of the Variable Option(s) you choose and the charges and deductions made against the Policy Value. In order to keep track of your Policy Value, we use a unit of measure we call a Valuation Unit. (A Valuation Unit works like a share of a mutual fund.)

Every business day Allianz Life determines the value of a Valuation Unit for each of the Variable Options. The value of a Valuation Unit for any given business day is determined by multiplying a factor we call the net investment factor times the value of Valuation Unit for the previous business day. We do this for each Variable Option. The net investment factor is a number that reflects the change (up or down) in an underlying investment Portfolio share. Our business days are each day that the New York Stock Exchange is open for business. Our business day closes when the New York Stock Exchange closes, usually 4:00 P.M. Eastern time.

The value of a Valuation Unit may go up or down from day to day.

When you make a premium payment, we credit your Policy with Valuation Units. The number of Valuation Units credited is determined by dividing the amount of premiums allocated to a Variable Option by the value of the Valuation Unit for that Variable Option.

When we assess the Deductions we do so by deducting Valuation Units from your Policy. If you select more than one Variable Option, we make the deductions pro rata from all of the Variable Options. When you make a loan we also deduct Valuation Units and place the amount in the Loan Account.

EXCHANGE PROVISION

You can exchange a Policy for a policy with benefits that do not vary with the investment results of the Portfolios. You must elect such an exchange within 24 months after we issue you the Policy. You do not need to submit any evidence of insurability so long as the benefits under the new policy are equal to or less than the benefits under the Policy at the time of exchange.

3. INVESTMENT OPTIONS
--------------------------------------------------------------------------------

The Contract offers Variable Options, which invest in Portfolios of AIM Variable Insurance Funds, Inc., The Alger American Fund, Franklin Templeton Variable Insurance Products Trust, and the USAllianz Variable Insurance Products Trust. Additional Portfolios may be available in the future.

You should read the fund prospectuses (which are attached to this prospectus) carefully before investing.

AIM Variable Insurance Funds, The Alger American Fund, Franklin Templeton Variable Insurance Products Trust and USAllianz Variable Insurance Products Trust are the funds underlying your Policy. Each portfolio has its own investment objective.

Franklin Templeton Variable Insurance Products Trust (formerly, Franklin Valuemark Funds) issues two classes of shares which are described in the attached prospectus for Franklin Templeton Variable Insurance Products Trust. Only Class 1 shares are available in connection with your Policy. Effective May 1, 2000, the funds of Templeton Variable Products Series Fund were merged into similar funds of Franklin Templeton Variable Insurance Products Trust.

Investment advisers for each portfolio are listed in the table below and are as follows: A I M Advisors, Inc.; Allianz of America, Inc.; Fred Alger Management, Inc.; Franklin Advisers, Inc.; Franklin Advisory Services, LLC; Franklin Mutual Advisers, LLC; Templeton Asset Management Ltd.; Templeton Global Advisors Limited; and Templeton Investment Counsel, Inc. Certain advisers have retained one or more subadvisers to help them manage the Portfolios.

The investment objectives and policies of certain portfolios are similar to the investment objectives and policies of other mutual funds that certain of the investment advisers manage. Although the objectives and policies may be similar, the investment results of the Portfolios may be higher or lower than the results of such other mutual funds. The investment advisers cannot guarantee, and make no representation, that the investment results of similar funds will be comparable even though the funds have the same investment advisers.


A Portfolio's performance may be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities, initial public offerings (IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have a magnified performance impact on a Portfolio with a small asset base. A Portfolio may not experience similar performance as its assets grow.

THE FRANKLIN ZERO COUPON FUND-2000 WILL MATURE DECEMBER 15, 2000. If you have not made a section prior to the maturity date of a Zero Coupon Fund, the Policy Value held in the Franklin Zero Coupon Fund-2000 underlying your Policy will be automatically transferred to the Franklin Money Market Fund. We will notify you of a maturing Zero Coupon Fund in writing at least 30 days prior to the maturity. Included with the notification will be investment options available at that time as well as the automatic Money Market option.

Shares of the Portfolios may be offered in connection with certain variable annuity contracts and variable life insurance policies of various insurance companies which


The following is a list of the Portfolios available under the Policy and the investment adviser for each Portfolio:
                                                                      Investment
Variable Options                                                      Advisers
-------------------------------------------------------------------------------------------------------

AIM Variable Insurance Funds:

AIM V.I. Growth Fund                                                  A I M Advisors, Inc.

THE ALGER AMERICAN FUND:

Alger American Growth Portfolio                                       Fred Alger Management, Inc.
Alger American Leveraged AllCap Portfolio                             Fred Alger Management, Inc.
(seeks long term capital appreciation)

FRANKLIN TEMPLETON VARIABLE
INSURANCE PRODUCTS TRUST:

Franklin Aggressive Growth Securities Fund                            Franklin Advisers, Inc.
Franklin Global Communications Securities Fund*                       Franklin Advisers, Inc.
Franklin Global Health Care Securities Fund                           Franklin Advisers, Inc.
Franklin Growth and Income Securities Fund*                           Franklin Advisers, Inc.
Franklin High Income Fund                                             Franklin Advisers, Inc.
Franklin Income Securities Fund                                       Franklin Advisers, Inc.
Franklin Large Cap Growth Securities Fund*                            Franklin Advisers, Inc.
Franklin Money Market Fund                                            Franklin Advisers, Inc.
Franklin Natural Resources Securities Fund                            Franklin Advisers, Inc.
Franklin Real Estate Fund*                                            Franklin Advisers, Inc.
Franklin Rising Dividends Securities Fund*                            Franklin Advisory Services, LLC
Franklin S&P 500 Index Fund                                           Franklin Advisers, Inc.
Franklin Small Cap Fund                                               Franklin Advisers, Inc.
Franklin Technology Securities Fund                                   Franklin Advisers, Inc.
Franklin U.S. Government Fund*                                        Franklin Advisers, Inc.
Franklin Value Securities Fund                                        Franklin Advisory Services, LLC
Franklin Zero Coupon Funds - 2000, 2005 and 2010                      Franklin Advisers, Inc.
Mutual Discovery Securities Fund (capital appreciation)               Franklin Mutual Advisers, LLC
Mutual Shares Securities Fund                                         Franklin Mutual Advisers, LLC
(capital appreciation with income as a secondary goal)
Templeton Asset Strategy Fund*                                        Templeton Investment Counsel, Inc.
Templeton Developing Markets Securities Fund*                         Templeton Asset Management Ltd.
Templeton Global Income Securities Fund                               Franklin Advisers, Inc.
Templeton Growth Securities Fund*                                     Templeton Global Advisors Limited
Templeton International Securities Fund*                              Templeton Investment Counsel, Inc.
Templeton International Smaller Companies Fund                        Templeton Investment Counsel, Inc.
Templeton Pacific Growth Securities Fund*                             Franklin Advisers, Inc.
Templeton International Smaller Companies Fund                        Templeton Global Advisors Limited
Templeton Pacific Growth Fund                                         Franklin Advisers, Inc.

USAllianz variable INSURANCE
PRODUCTS TRUST:

USAllianz VIP Diversified Assets Fund                                  Allianz of America, Inc.
USAllianz VIP Fixed Income Fund                                        Allianz of America, Inc.
USAllianz VIP Growth Fund                                              Allianz of America, Inc.

*The Portfolio name changed as of the effective date listed below:

   CURRENT NAME                                    PREVIOUS NAME                               EFFECTIVE DATE
-------------------------------------------------------------------------------------------------------
   Franklin Global Communications Securities Fund  Franklin Global Utilities Securities Fund   11-15-1999
   Franklin Growth and Income Securities Fund      Franklin Growth and Income Fund             05-01-2000
   Franklin Large Cap Growth Securities Fund       Franklin Capital Growth Fund                12-15-1999
   Franklin Real Estate Fund                       Franklin Real Estate Securities Fund        11-15-1999
   Franklin Rising Dividends Securities Fund       Franklin Rising Dividends Fund              11-15-1999
   Franklin U.S. Government Fund                   Franklin U.S. Government Securities Fund    11-15-1999
   Templeton Asset Strategy Fund                   Templeton Global Asset Allocation Fund      05-01-2000
   Templeton Developing Markets Securities Fund    Templeton Developing Markets Equity Fund    05-01-2000
   Templeton Growth Securities Fund                Templeton Global Growth Fund                05-01-2000
   Templeton International Securities Fund         Templeton International Equity Fund         05-01-2000
   Templeton Pacific Growth Securities Fund        Templeton Pacific Growth Fund               05-01-2000



may or may not be affiliated with Allianz Life. Certain Portfolios may also be sold directly to qualified plans. The investment advisers believe that offering their shares in this manner will not be disadvantageous to you.

Allianz Life may enter into certain arrangements under which it is reimbursed by the Portfolios' advisers, distributors and/or affiliates for the administrative services which it provides to the Portfolios.

TRANSFERS

You can transfer money among the Variable Options. Currently you can make 12 transfers every Policy Year without charge while the insured is alive. If you make more than 12 transfers in a year, there is a transfer fee deducted. (We measure years from your Policy Date.) The fee is $25 per transfer or, if less, 2% of the amount transferred. The minimum amount which you can transfer is $500, or your entire value in the Variable Option.

You can make transfers by telephone only if you previously elected to do so in writing. Unless we are instructed otherwise, if you own the Policy with a joint owner we will accept instructions from either you or the other owner. We will use reasonable procedures to confirm that instructions given to us by telephone are genuine. If we fail to use such procedures, we may be liable for any losses due to unauthorized or fraudulent instructions. We record all telephone instructions.

We have not designed the Policy for use by professional market timing organizations or other persons using programmed, large, or frequent transfers. Such activity may be disruptive to a Portfolio. We reserve the right to reject any transfer request from any person, if in the Portfolio managers' judgment, a Portfolio would be unable to invest effectively in accordance with its investment objectives and policies, or would otherwise potentially be adversely affected.

SUBSTITUTION

We may elect to substitute one of the Variable Options you have selected with another Variable Option. We would not do this without the prior approval of the Securities and Exchange Commission. We will give you notice of our intent to do this. We may also limit further investment in a Variable Option if we deem the investment inappropriate.

4. EXPENSES
--------------------------------------------------------------------------------


There are charges and other expenses associated with the Policy that reduce the return on your investment in the Policy. These charges and expenses are:

INSURANCE CHARGES

Each business day we will make a deduction for the mortality and expense risk charge and the administrative charge.

MORTALITY AND EXPENSE RISK CHARGE. This charge is equal, on an annual basis, to 0.60% of the Policy Value of the Policy. This charge cannot be increased. This charge compensates us for assuming the mortality and expense risks under the Policy.

ADMINISTRATIVE CHARGE. This charge is equal, on an annual basis, to 0.15% of the Policy Value of the Policy. This charge cannot be increased. This charge compensates us for expenses we incur in the administration of the Policies.

COST OF INSURANCE CHARGE

This charge compensates us for insurance coverage provided since the last Processing Date.

The guaranteed cost of insurance charge is determined by multiplying the net amount at risk by the cost of insurance rate. The net amount at risk is the difference between the death benefit and the sum of your Cash Surrender Value and your loan account value. The cost of insurance rate is based upon the sex (in states where permitted), age and rate classification of the insured. The rate classification of the insured is determined through our underwriting process.

The Policy provides that for standard risks, the guaranteed cost of insurance rate is based on the Commissioners Standard 1980 Ordinary Male and Female, Smoker and Non-Smoker Mortality Tables last birthday (1980 CSO Tables). For substandard risks, the guaranteed cost of insurance rate is higher and will be based upon a multiple of the 1980 CSO Tables. The multiple is based on the insured's substandard rating. Tables setting forth the guaranteed cost of insurance rates are included in each Policy.

We can use rates that are less than the guaranteed cost of insurance rates shown in the Policy. We refer to these rates as the current cost of insurance rates. The current rates we currently use are approximately 75% of the 1980 CSO Tables. The current rates will never be more than the guaranteed maximum cost of insurance rates.

DEFERRED ISSUE CHARGE

When we receive your single premium payment, a Deferred Issue Charge of 7% of the premium is accrued. We deduct this charge in 10 equal annual deductions of 0.7% of the premium on Policy Anniversaries for the first 10 Policy Years. If you surrender the Policy before the full amount is deducted, the uncollected portion of this charge is deducted from the Policy Value. The total Deferred Issue Charge is 7.0% of the premium. The Deferred Issue Charge is for premium taxes (2.5% of the single-premium); sales charge (4.0% of the single-premium); and Policy issue charge (0.5% of the single-premium). For policies issued in the state of California only, the Deferred Issue Charge is for premium taxes (2.35% of the single-premium); sales charge (4.15% of the single-premium); and Policy issue charge (0.5% of the single-premium).

PREMIUM TAXES - Most states and certain jurisdictions, such as cities and counties, tax premium payments. Premium taxes vary from state to state and generally range from 2% to 3%. This charge does not apply in states that have no premium tax.

SALES CHARGE - This sales charge reimburses us for expenses incurred in connection with the promotion, sale and distribution of the Policy. This charge is not expected to cover all of our distribution costs. If this charge is in-sufficient to cover the distribution costs, we may make up the difference from our general assets and from the profit we expect from the Mortality and Expense Risk Charge.

POLICY ISSUE CHARGE - This charge is designed to cover the administrative expenses we incur in connection with issuing a Policy. Such expenses include initial underwriting review, medical examinations, inspection reports, attending physicians' statements, insurance underwriting costs, Policy issuance costs, establishing permanent Policy records, preparation of illustrations, preparation of riders and the initial confirmation of the transaction.

TRANSFER FEE

Currently you can make 12 free transfers every year. We measure a year from the Policy Date. If you make more than 12 transfers a year, we will deduct a transfer fee of $25, or 2% of the amount that is transferred, whichever is less. If we do assess a transfer fee, it will be deducted from the amount transferred.

Your initial allocation will not count in determining the transfer fee.

TAXES

We may assess a charge against a Policy for any taxes attributable to the Policy. We do not expect to incur such taxes.

PORTFOLIO EXPENSES

There are deductions from the assets of the various Portfolios for operating expenses (including management fees), which are summarized on the next page. See the accompanying fund prospectuses for a complete description.


5. DEATH BENEFIT
--------------------------------------------------------------------------------

The primary purpose of the Policy is to provide death benefit protection on the life of your insured. Even if your Policy Value is $0, the Policy will not lapse if there is no Indebtedness under the Policy.

The death benefit is paid upon receipt of due proof of the insured's death. The death benefit is the greater of: 1) the Face Amount; or 2) the variable insurance amount as of the date we receive proof of death of the insured. After the issue date, the variable insurance amount will be your Policy Value, less the uncollected Deductions, multiplied by the net single premium factor for the insured's attained age as of such date. The table of net single premium factors is contained in Appendix B to this prospectus and is

FUND ANNUAL EXPENSES:
(as a percentage of a Portfolio's average net assets for the most recent fiscal year). See the accompanying Portfolio prospectuses for more information.

                                                MANAGEMENT
                                               AND PORTFOLIO           12B-1                           TOTAL ANNUAL
                                           ADMINISTRATION FEES1        FEES         OTHER EXPENSES        EXPENSES
------------------------------------------------------------------------------------------------------------------

AIM V.I. Growth Fund                              .63%                  --               .10%              .73%

Alger American Growth Portfolio                   .75%                  --               .04%              .79%

Alger American Leveraged AllCap Portfolio2        .85%                  --               .08%              .93%

Franklin Aggressive Growth Fund3                  .50%                  --               .22%              .72%

Franklin Global Communications Securities Fund    .48%                  --               .03%              .51%

Franklin Global Health Care Securities Fund       .60%                  --               .22%              .82%

Franklin Growth and Income Securities Fund        .47%                  --               .02%              .49%

Franklin High Income Fund                         .51%                  --               .03%              .54%

Franklin Income Securities Fund                   .48%                  --               .02%              .50%

Franklin Large Cap Growth Securities Fund4        .75%                  --               .02%              .77%

Franklin Money Market Fund                        .52%                  --               .01%              .53%

Franklin Natural Resources Securities Fund        .62%                  --               .04%              .66%

Franklin Real Estate Fund                         .56%                  --               .02%              .58%

Franklin Rising Dividends Securities Fund         .73%                  --               .02%              .75%

Franklin S&P 500 Index Fund5                      .15%                  --               .38%              .53%

Franklin Small Cap Fund6                          .55%                  --               .27%              .82%

Franklin Technology Securities Fund3              .55%                  --               .38%              .93%

Franklin U.S. Government  Fund                    .49%                  --               .02%              .51%

Franklin Value Securities Fund                    .60%                  --               .21%              .81%

Franklin Zero Coupon Fund - 2000                  .63%                  --               .02%              .65%

Franklin Zero Coupon Fund - 2005                  .63%                  --               .02%              .65%

Franklin Zero Coupon Fund - 2010                  .63%                  --               .02%              .65%

Mutual Discovery Securities Fund                  .80%                  --               .21%             1.01%

Mutual Shares Securities Fund4                    .60%                  --               .19%              .79%

Templeton Asset Strategy Fund6                    .60%                  --               .18%              .78%

Templeton Developing Markets Securities Fund6    1.25%                  --               .31%             1.56%

Templeton Global Income Securities Fund4          .60%                  --               .05%              .65%

Templeton Growth Securities Fund4                 .83%                  --               .05%              .88%

Templeton International Securities Fund6          .69%                  --               .19%              .88%

Templeton International Smaller Companies Fund    .85%                  --               .26%             1.11%

Templeton Pacific Growth Securities Fund         1.00%                  --               .08%             1.08%

USAllianz VIP Diversified Assets Fund5/7          .55%                 .25%              .20%             1.00%

USAllianz VIP Fixed Income Fund5/7                .50%                 .25%              .00%              .75%

USAllianz VIP Growth Fund5/7                      .65%                 .25%              .00%              .90%

1. The Portfolio Administration Fee is a direct expense for the Franklin Global Health Care Securities Fund, the Franklin Small Cap Fund, the Franklin Value Securities Fund, the Mutual Discovery Securities Fund, the Mutual Shares Securities Fund, the Templeton Asset Strategy Fund, the Templeton Developing Markets Fund, the Templeton International Securities Fund and the Templeton International Smaller Companies Fund. Other Portfolios of Franklin Templeton Variable Insurance Products Trust pay for similar services indirectly through the Management Fee. See the Franklin Templeton Variable Insur- ance Products Trust prospectus for further information regarding these fees.

2. Other expenses for the Alger American Leveraged AllCap Fund include 0.01% of interest expense.

3. The Franklin Aggressive Growth Securities Fund and the Franklin Technology Securities Fund commenced operations as of the date of this prospectus. The expenses shown above for these portfolios are therefore estimated for the current fiscal year.

4 On 2/8/00, a merger and reorganization was approved that combined the fund with a similar fund of Templeton Variable Products Series Fund, effective
5/1/00. The table shows total expenses based on the fund's assets as of 12/31/99, and not the assets of the combined fund. However, if the table reflected combined assets, the fund's Management Fees, Other Expenses, and Total Fund Operating Expenses after 5/1/00 would be estimated as: 0.75%, 0.02%, and 0.77% respectively for the Franklin Large Cap Growth Securities Fund; 0.60%, 0.19%, and 0.79% respectively for the Mutual Shares Securities Fund; 0.80%, 0.05%, and 0.85% respectively for the Templeton Growth Securities Fund; and
 .0.60%, 0.04%, and 0.64% respectively for the Templeton Global Income Securities Fund.

5. The Franklin S&P 500 Index Fund, the US Allianz VIP Diversified Assets Fund, the US Allianz VIP Fixed Income Fund, and the US Allianz VIP Growth Fund commenced operations on November 12, 1999. The expenses shown above for these portfolios are therefore estimated for the fund's current fiscal year.

6. On 2/8/00, shareholders approved a merger and reorganization that combined the assets of the fund with a similar fund of the Templeton Variable Prod ucts Series Fund, effective 5/1/00. The shareholders of the fund had approved new management fees, which apply to the combined fund effective 5/1/00. The table shows restated total expenses based on the new fees and assets of the fund as of 12/31/99, and not the assets of the combined fund. However, if the table reflected both the new fees and the combined assets, the fund's Management Fees, Other Expenses, and Total Fund Operating Expenses after 5/1/00 would be estimated as: 0.55%, 0.27%, and 0.82% respectively for the Franklin Small Cap Fund; 1.25%, 0.29%, and 1.54% respectively for the Templeton Developing Markets Securities Fund; 0.60%, 0.14%, and 0.74% respectively for the Templeton Asset Strategy Fund; and 0.65%, 0.20%, and 0.85% respectively for the Templeton International Securities Fund.

7. Certain expenses of the USAllianz VIP Funds have been assumed by the Adviser. Had those expenses not been assumed, total return would have been l lower and total fund expenses would have been 3.80% for the USAllianz VIP Diversified Assets Fund, 3.77% for the USAllianz VIP Fixed Income Fund, and 3.90% for the Growth Fund.

(cont. from p. 11)

shown in your Policy. The Face Amount is determined on the date we issue your Policy. The variable insurance amount is the same as the Face Amount on that date. Thereafter the variable insurance amount will vary.

The amount payable for the death benefit is reduced by any Indebtedness and any accrued Deductions, and is increased by any amount due from riders. Payment of the death benefit may be delayed pending receipt of any applicable tax consents and/or forms from a state. Your Policy will terminate without value, as described in the grace period provision, if your Indebtedness is greater than the Policy Value less the uncollected Deductions.


6. TAXES

--------------------------------------------------------------------------------

NOTE: We have prepared the following information on taxes as a general discussion of the subject. It is not in tended as tax advice to any person. You should consult your own tax adviser about your own circumstances. We have included an additional discussion regarding taxes in Part II of this prospectus.

LIFE INSURANCE IN GENERAL

Life insurance, such as the Policy, is a means of providing for certain financial protections upon your death and setting aside money for future needs. Congress recognized the importance of such planning and provided special rules in the Internal Revenue Code (Code) for life insurance.

Simply stated, these rules provide that you will not be taxed on the earnings on the money held in your life insurance policy until you take the money out. The beneficiaries are not taxed when they receive the death proceeds upon the death of the insured. However, estate taxes may apply.

You, as the owner, will not be taxed on increases in the value of your Policy until a distribution occurs -- either as a surrender or as a loan. When you receive a distribution, you are taxed on the amount of the surrender that is earnings.

TAKING MONEY OUT OF YOUR POLICY

For tax purposes, your Policy will be treated as a modified endowment contract, unless under certain circumstances it was exchanged for a policy issued before June 21, 1988. Consequently, if you make a withdrawal or take a loan from your Policy, the Code treats it as first coming from earnings and then from your premiums. These earnings are included in taxable income.

The Code also provides that any amount received from an insurance policy which is included in income may be subject to a 10% penalty. The penalty will not apply if the income received is: 1) paid on or after the taxpayer reaches age 591 1/42; 2) paid if the taxpayer becomes totally disabled (as that term is defined in the Code); or 3) in a series of substantially equal payments made annually (or more frequently) for the life or life expectancy of the taxpayer. If you purchased a Policy in exchange for a policy issued prior to June 21, 1988, different tax rules may apply. See "Tax Status" in Part II for more details.

DIVERSIFICATION

The Code provides that the underlying investments for a variable life policy must satisfy certain diversification requirements in order to be treated as a life insurance contract. We believe that the portfolios are being managed so as to comply with the requirements.

Under current federal tax law, it is unclear as to the circumstances under which you, because of the degree of control you exercise over the underlying investments, and not us would be considered the owner of the shares of the investment portfolios. If you are considered the owner of the investments, it will result in the loss of the favorable tax treatment for the Policy. It is unknown to what extent owners are permitted to select portfolios, to make transfers among the portfolios or the number and type of portfolios owners may select from without being considered the owner of the shares. If guidance from the Internal Revenue Service is provided which is considered a new position, then the guidance would generally be applied prospectively. However, if such guidance is considered not to be a new position, it may be applied retro actively. This would mean that you, as the owner of the Policy, could be treated as the owner of the portfolios. Due to the uncertainty in this area, we reserve the right to modify the Policy in an attempt to maintain favorable tax treatment.

7. ACCESS TO YOUR MONEY
--------------------------------------------------------------------------------

The Cash Surrender Value in your Policy is available: 1) by making a complete surrender, or 2) by taking a loan from your Policy.

LOANS

You may borrow money from us while the Policy is still in force. The Policy is the only security we require for a Policy loan. You cannot borrow against your Policy until the end of the right to examine period and you cannot borrow if the Policy is in a grace period. Loans are considered distributions from the Policy for tax purposes and the portion of the loan that has come from earnings will be taxable to you and may be subject to a 10% penalty tax. Loan amounts are treated as coming first from earnings and then from premiums. See "Tax Status" in Part II for more details.

LOAN AMOUNT. The maximum loan amount is equal to 90% of the Policy Value less any uncollected Deductions.

The minimum loan amount is $1,000. If total loans equal or exceed the Policy Value, the Policy will terminate at the end of the grace period if an appropriate loan repayment is not made.

LOAN ACCOUNT. When you make a loan, a portion of your Policy Value equal to the loan will be transferred on a prorata basis from the portfolios to the loan account. The loan account is a portion of our general account that contains Policy Values attributable to Policy loans.

LOAN INTEREST. Loan interest due on the Policy loan accrues daily at a current rate of 4.75% per annum. The loan interest is due each Policy Anniversary and if not paid will become part of the loan. When that happens, a portion of the Policy Value equal to the loan interest due is transferred, on a prorata basis, from the portfolios to the loan account.

INTEREST CREDITED. Amounts held in the loan account are credited daily with interest, at a current rate of 4.0% per annum.

EFFECT OF LOAN. When you make a loan against your Policy, we will redeem Valuation Units from the portfolios equal to the loan request and transfer that amount to the loan account.

A Policy loan, whether or not repaid, will have a permanent effect on the Policy. This is because the loan account does not share in the investment results of the port fo lio(s). If it is not repaid, the Policy loan and accrued loan interest will reduce the amount of Policy Value. It will also reduce the amount payable at death because Indebtedness is deducted from the death benefit.

LOAN REPAYMENTS. You can repay all or part of a loan at any time while your Policy is in force and the insured is alive. The minimum loan repayment amount is $1,000. If you want to repay a loan in full, the loan repayment must equal the loan plus all the accrued loan interest. When you repay a loan, we will transfer the amount held in the loan account to the portfolios according to your most recent instructions.

Unless you tell us otherwise, any payment we receive from you will go first to pay any interest due and then to repay any loan.

TOTAL SURRENDER AND TERMINATION OF THE POLICY

You can terminate your Policy by notifying us in writing. We will pay you the Cash Surrender Value. When that happens, the Policy will be terminated and there will be no other benefits. When you make a total surrender we deduct any uncollected Deductions. Partial surrenders are not allowed.

Your Policy will also terminate if the grace period has ended or the insured has died.


8. OTHER INFORMATION
--------------------------------------------------------------------------------

ILLUSTRATION OF POLICY VALUES

In order to help you understand how your Policy values would vary over time under different sets of assumptions, we will provide you with certain personalized illustrations upon request. These illustrations will be based upon hypothetical investment returns of the Portfolios not to exceed 12%, and will reflect the age and insurance risk characteristics of the Insured under your Policy and such factors as the specified faced amount, death benefit option, premium payment amounts and rates of return (within limits) that you request. The illustrations will reflect deductions for fund expenses and Policy charges including the annual insurance charge of 0.75%, the annual deferred issue charge and the cost of insurance charge. You can request such illustrations at any time. Inforce illustrations, requested after purchase of the Policy, will also reflect the actual performance of your Portfolio allocations.

An example of such an illustration can be found in Appendix A of this Prospectus. This form of illustration is available to you upon request. There may be state-specific product features that make the illustration applicable to you differ from the form of illustration shown in the exhibit.

We will base personalized hypothetical illustrations on the arithmetic average of fund expenses, reflecting the fund expenses for the most recent fiscal year.

We may also provide individualized hypothetical illustrations of accumulation value, cash surrender value and death benefit based on historical investment returns of the funds. These illustrations will reflect deductions for fund expenses and Policy charges, including the deduction of the annual insurance charge of 0.75%, the annual deferred issue charge and the cost of insurance charge. We will base these hypothetical illustrations on the actual historical experience of the funds as if the Portfolios had been in existence and a Policy issued for the same periods as those indicated for the funds.

PERFORMANCE

The Company may also provide actual investment performance for the various Portfolios. This performance information will reflect the annual insurance charge of 0.75% and the portfolio expenses, but not the annual deferred issue charge or cost of insurance charge. Such performance may be shown from the inception date of the sub-account or, if earlier, from the inception date of the fund (adjusted for the contract expenses). An example of the actual investment performance of the investment options can be found in Appendix C of this Prospectus.

SPECIALIZED USES OF THE POLICY

Because the Policy provides for an accumulation of Cash Surrender Value as well as a Death Benefit, the Policy can be used for various individual and business financial planning purposes. Purchasing the Policy in part for such purposes entails certain risks. For example, certain circumstances may cause the Policy to lapse, such as poorer than expected Portfolio performance, policy loans, or insufficient premium. Because the Policy is designed to provide benefits on a long-term basis, before purchasing a Policy for a specialized purpose a purchaser should consider whether the long-term nature of the Policy is consistent with the purpose for which it is being considered. Using a Policy for a specialized purpose may have tax consequences. See "Tax Status".

ALLIANZ LIFE

Allianz Life Insurance Company of North America (Allianz Life), 1750 Hennepin Avenue, Minneapolis, Minnesota 55403, was organized under the laws of the state of Minnesota in 1896. Allianz Life offers fixed and variable life insurance and annuities and group life, accident and health insurance. Allianz Life is licensed to do direct business in 49 states and the District of Columbia. Allianz Life is a wholly-owned subsidiary of Allianz Versicherugs-AG Holding.

USAllianz Investor Services, LLC (formerly NALAC Financial Plans, LLC) is a wholly-owned subsidiary of Allianz Life. It provides marketing services and is the principal underwriter of the Policy. USAllianz Investor Services, LLC is reimbursed for expenses incurred in the distribution of the Policies.

Administration for the Policy is provided at our Service Office:

         USAllianz Service Center
         300 Berwyn Park
         P.O. Box 3031
         Berwyn, PA 19312-0031
         1-800-624-0197

THE SEPARATE ACCOUNT

We established a separate account, Allianz Life Separate Account A (Separate Account), to hold the assets that underlie the Policies.

The assets of the Separate Account are held in our name on behalf of the Separate Account and legally belong to us. However, those assets that underlie the Policies, are not chargeable with liabilities arising out of any other business we may conduct. All the income, gains and losses (realized or unrealized) resulting from those assets are credited to or against the Policies and not against any other policies we may issue.

DISTRIBUTOR

USAllianz Investor Services, LLC, 1750 Hennepin Ave., Minneapolis, MN 55403, acts as the distributor of the Policies. USAllianz Investor Services, LLC is an affiliate of Allianz Life.

Commissions will be paid to broker-dealers who sell the Policies. Broker-dealers will be paid commissions up to 6% of premiums and a trail commission up to 0.25% per year of the Policy Value after the first Policy Year. In addition, under certain circumstances, Allianz Life may pay certain sellers production bonuses which will take into account, among other things, the total premiums which have been paid under Policies associated with the broker-dealer. In addition, Allianz Life may pay certain sellers for other services not directly related to the sale of the Policies (such as special marketing support allowances).

Sometimes, we enter into an agreement with the broker-dealer to pay the broker-dealer persistency bonuses, in addition to the standard commission. A persistency bonus is paid as an additional commission to certain broker-dealers based on the value and length of time in force for the block of policies associated with the broker-dealer.

SUSPENSION OF PAYMENTS OR TRANSFERS

We may be required to suspend or postpone any payments or transfers for any period when:

1) the New York Stock Exchange is closed (other than customary weekend and holiday closings);

2) trading on the New York Stock Exchange is restricted;

3) an emergency exists as a result of which disposal of shares of the Portfolios is not reasonably practicable or Allianz Life cannot reasonably value the shares of the Portfolios;

4) during any other period when the Securities and Exchange Commission, by order, so permits for the protection of owners.

OWNERSHIP

OWNER. You, as the owner of the Policy, have all of the rights under the Policy. If you die while the Policy is still in force and the insured is living, ownership passes to a successor owner or if none, then your estate becomes the owner.

JOINT OWNER. The Policy can be owned by joint owners. Authorization of both joint owners is required for all Policy changes except for telephone transfers.

BENEFICIARY. The beneficiary is the person(s) or entity you name to receive any death benefit. The beneficiary is named at the time the Policy is issued unless changed at a later date. Unless an irrevocable beneficiary has been named, you can change the beneficiary at any time before the insured dies. If there is an irrevocable beneficiary, all Policy changes except premium allocations and transfers require the consent of the beneficiary.

ASSIGNMENT. You can transfer ownership of (assign) the Policy.

PART II - MORE INFORMATION
--------------------------------------------------------------------------------

MANAGEMENT OF ALLIANZ LIFE

As of May 1, 2000 the directors and executive officers of the Company and their principal occupations for the past 5 years are as follows:

Name                   Principal Occupations During the Past Five Years
--------------------------------------------------------------------------------

Robert W. MacDonald    Chief Executive Officer and Director, since October,1999
                       Previously Chief Executive Officer of LifeUSA.

Margery G. Hughes      President and Chief Administrative Officer, since
                       October 1999. Previously President and Chief
                       Administrative Officer of LifeUSA.

Mark A. Zesbaugh       Senior Vice President and Chief Financial Officer,
                       since October 1999. Previously Chief Financial
                       Officer of LifeUSA.

Lowell C. Anderson     Chariman of the Board. Previously Chairman, Pres-
                       ident and Chief Executive Officer of the Company since October, 1988.

Herbert F. Hansmeyer   Chairman of the Board of Allianz Life of America
                       Corp. Member of the Board of Management of Allianz Life-AG, Munich, Germany, since 1986.

Dr. Gerhard Rupprecht  Chairman of the Board of Management - Allianz Life
                       Lebensversicherungs since 1979.

Michael P. Sullivan    President, Chief Executive Officer and Director of
                       International Dairy Queen, Inc. since 1987.

Michael T. Westermeyer Vice President - Corporate Legal Officer and Secr-
                       tary of the Company since April 1997. Formerly Second Vice President, Senior Counsel and Assistant Secretary of the Company.

Paul Howman            Vice President - Underwriting of the Company since 1995.

Robert S. James        President - Individual Marketing Division of the Com-
                       pany since March 31, 1995. Previously President of
                       Financial Markets Division.

Edward J. Bonach       President, Special Markets Division. Previoulsy Exec-
                       utive Vice President - Chief Financial Officer and
                       Treasurer of the Company since 1993.

Rev. Dennis J. Dease   President, University of St. Thomas, St. Paul since
                       July 1991.

James R. Campbell      Chairman and Chief Executive Officer of Norwes
                       Bank MN, N.A. since 1998. Previously Executive
                       Vice President since February 1988.

Robert M. Kimmitt      Partner in the law firm of Wilmer, Cutler & Pickering.


ADMINISTRATION OF THE POLICIES

While we have primary responsibility for all administration of the Policies and the Separate Account, we have retained the services of Delaware Valley Financial Services, Inc. ("DVFS" or "USAllianz Service Center") pursuant to an Administrative Agreement. Such administrative services include issuance of the Policies and maintenance of Policy owners' records. We pay all charges and fees assessed by DVFS. DVFS serves as the administrator to various insurance companies offering variable and fixed annuity and variable life insurance contracts. Our ability to administer the Policies could be adversely affected should DVFS elect to terminate the Agreement.

VOTING

Pursuant to our view of present applicable law, we will vote the shares of the portfolios at special meetings of shareholders in accordance with instructions received from owners having a voting interest. We will vote shares for which we have not received instructions. We will vote all shares in the same proportion as the shares for which we have received instructions. We will vote our shares in the same manner. The funds do not hold regular meetings of shareholders.

If the Investment Company Act of 1940 or any regulation thereunder is amended or if the present interpretation thereof changes so as to permit us to vote the shares in our own right, we may elect to do so.

The voting interests of an owner is determined as follows:

o Owners may cast one vote for each $100 of Policy Value which is allocated to a portfolio on the record date. Fractional votes are counted.

o The number of shares which a person has a right to vote will be determined as of the date chosen by us.

o Each owner having a voting interest will receive periodic reports relating to the portfolios in which he or she has an interest, proxy material and a form with which to give such voting instructions.

DISREGARD OF VOTING INSTRUCTIONS. We may, when required to do so by state insurance authorities, vote shares of the funds without regard to instructions from owners. We will do this if such instructions would require the shares to be voted to cause a portfolio to make, or refrain from making, investments which would result in changes in the sub-classification or investment objectives of the portfolio. We may also disapprove changes in the investment policy initiated by owners or trustees/directors of the funds, if such disapproval:

o is reasonable and is based on a good faith determination by us that the change would violate state or federal law;

o the change would not be consistent with the investment objectives of the portfolios; or

o which varies from the general quality and nature of investments and investment techniques used by other funds with similar investment objectives underlying other variable contracts offered by us or of an affiliated company.

In the event we do disregard voting instructions, a summary of this action and the reasons for such action will be included in the next semi-annual report to owners.

THE SEPARATE ACCOUNT

We have established the separate account, Allianz Life Separate Account A (Separate Account), to hold the assets that underlie the Policies. Our Board of Directors adopted a resolution to establish the Separate Account under Minnesota insurance law on May 31, 1985. We have registered the Separate Account with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940. The Separate Account is divided into Variable Options (also known as sub-accounts). Each Variable Option invests in one Portfolio.

The investment program of the Separate Account will not be changed without the approval by the Insurance Commissioner of the state of Minnesota. If required, the approval process is on file with the Commissioner of the state in which this Policy is issued.

If the New York Stock Exchange is closed (except for holidays and weekends) or trading is restricted due to an emergency as defined by the Securities and Exchange Commission so that we cannot value Valuation Units, we may postpone all procedures which require valuation of the Valuation Units until valuation is possible.

LEGAL OPINIONS

Blazzard, Grodd & Hasenauer, P.C., Westport, Connecticut has provided advice on certain matters relating to the federal securities and income tax laws in connection with the Policies.

MISSTATEMENT OF AGE OR SEX

If the age or sex of the insured(s) is incorrectly stated, the death benefit will be adjusted. This adjustment will reflect the death benefit that would have been provided by the last cost of insurance at the correct age and/or sex of the insured.

OUR RIGHT TO CONTEST

We cannot contest the validity of the Policy, except in the case of fraud after it has been in effect during the insured's lifetime for 2 years from the Policy Date. If the Policy is reinstated, the 2-year period is measured from the date of reinstatement. In addition, if the insured commits suicide in the 2-year period, or such period as specified in state law, the benefit payable is limited to premiums paid, less debt and less any surrenders.

SETTLEMENT OPTIONS

The Cash Surrender Value or the death proceeds may be paid in a lump sum or may be applied to one of the Settlement Options. The Settlement Options are:

Option 1:  Proceeds at Interest

Option 2:  Payments for a Definite Period

Option 3:  Life Annuity with Minimum Guarantee for Minimum Period

Option 4:  Payments for a Designated Amount

Option 5:  Life Annuity with Cash Refund

You or the beneficiary can select to have the Settlement Options payable on either a fixed or variable basis.

TAX STATUS

NOTE: The following description is based upon our understanding of current federal income tax law applicable to life insurance in general. We cannot predict the probability that any changes in such laws will be made. Purchasers are cautioned to seek competent tax advice regarding the possibility of such changes. Section 7702 of the Internal Revenue Code of 1986, as amended ("Code"), defines the term "life insurance contract" for purposes of the Code. We believe that the Policies to be issued will qualify as "life insurance contracts" under
Section 7702. We do not guarantee the tax status of the Policies. Purchasers bear the complete risk that the Policies may not be treated as "life insurance" under federal income tax laws. Purchasers should consult their own tax advisers. It should be further understood that the following discussion is not exhaustive and that special rules not described in this prospectus may be applicable in certain situations.

INTRODUCTION. The discussion contained herein is general in nature and is not intended as tax advice. Each person concerned should consult a competent tax adviser. No attempt is made to consider any applicable state or other tax laws. Moreover, the discussion herein is based upon Allianz Life's understanding of current federal income tax laws as they are currently interpreted. No representation is made regarding the likelihood of continuation of those current federal income tax laws or of the current interpretations by the Internal Revenue Service.

We are taxed as a life insurance company under the Code. For federal income tax purposes, the Separate Account is not a separate entity and its operations form a part of our operation.

DIVERSIFICATION. Section 817(h) of the Code imposes certain diversification standards on the underlying assets of variable life insurance policies. The Code provides that a variable life insurance policy will not be treated as life insurance for any period (and any subsequent period) for which the investments are not, in accordance with regulations prescribed by the United States Treasury Department ("Treasury Department"), adequately diversified. Disqualification of the Policy as a life insurance contract would result in imposition of federal income tax to the owner with respect to earnings allocable to the Policy prior to the receipt of payments under the Policy. The Code contains a safe harbor provision which provides that life insurance policies such as the Policies meet the diversification requirements if, as of the close of each quarter, the underlying assets meet the diversification standards for a regulated investment company and no more than fifty-five (55%) percent of the total assets consist of cash, cash items, U.S. Government securities and securities of other regulated investment companies. There is an exception for securities issued by the U.S. Treasury in connection with variable life insurance policies.

On March 2, 1989, the Treasury Department issued Regulations (Treas. Reg.
Section 1.817-5), which established diversification requirements for the investment portfolios underlying variable contracts such as the Policies. The Regulations amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under the Regulations, an investment portfolio will be deemed adequately diversified if: (i) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (ii) no more than 70% of the value of the total assets of the portfolio is represented by any two investments; (iii) no more than 80% of the value of the total assets of the portfolio is represented by any three investments; and (iv) no more than 90% of the value of the total assets of the portfolio is represented by any four investments. For purposes of these Regulations, all securities of the same issuer are treated as a single investment.

The Code provides that, for purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code are met, "each United States government agency or instrumentality shall be treated as a separate issuer".

We intend that each Portfolio underlying the Policies will be managed by the investment advisers in such a manner as to comply with these diversification requirements.

The Treasury Department has indicated that the diversification Regulations do not provide guidance regarding the circumstances where owner control of the investments of the Separate Account causes the owner to be treated as the owner of the assets of the Separate Account, thereby resulting in the loss of favorable tax treatment for the Policy. At this time it cannot be determined whether additional guidance will be provided and what standards may be contained in such guidance.

The amount of owner control which may be exercised under the Policy is different in some respects from the situations addressed in published rulings issued by the Internal Revenue Service in which it was held that the policy owner was not the owner of the assets of the separate account. It is unknown whether these differences, such as the owner's ability to transfer among investment choices or the number and type of investment choices available, would cause the owner to be considered as the owner of the assets of the Separate Account.

In the event any future guidance or ruling is considered to set forth a new position, such guidance or ruling will generally be applied only prospectively. However, if such ruling or guidance was not considered to set forth a new position, it may be applied retroactively resulting in the owner being retroactively determined to be the owner of the assets of the Separate Account.

Due to the uncertainty in this area, we reserve the right to modify the Policy in an attempt to maintain favorable tax treatment.

TAX TREATMENT OF THE POLICY. The Policy has been designed to comply with the definition of life insurance contained in Section 7702 of the Code. Although some interim guidance has been provided and proposed regulations have been issued, final regulations have not been adopted. Section 7702 of the Code requires that the amount of mortality and other expense charges be reasonable. In establishing these charges, we have relied on the interim guidance provided in IRS Notice 88-128 and proposed regu- lations issued on July 5, 1991. Currently, there is even less guidance as to a Policy issued on a substandard risk basis and thus it is even less clear whether a Policy issued on such basis would meet the requirements of Section 7702 of the Code.

While we have attempted to comply with Section 7702, the law in this area is very complex and unclear. There is a risk, therefore, that the Internal Revenue Service will not concur with our interpretations of Section 7702 that were made in determining such compliance. In the event the Policy is determined not to comply, it would not qualify for the favorable tax treatment usually accorded life insurance policies. Owners should consult their tax advisers with respect to the tax consequences of purchasing the Policy.

POLICY PROCEEDS. Loan proceeds and/or surrender payments from the Policies, including those resulting from the lapse of the Policy, are fully taxable to the extent of income in the Policy and may further be subject to an additional 10% federal income tax penalty. (See "Tax Treatment of Loans and Surrenders.") Otherwise, the Policy should receive the same federal income tax treatment as any other type of life insurance. As such, the death benefit thereunder is excludable from the gross income of the beneficiary under Section 101(a) of the Code. Furthermore, the owner is not deemed to be in constructive receipt of the Policy Value or Cash Surrender Value, in- cluding increments thereon, under a Policy until surrender thereof. If the death proceeds are to be paid under one of the Settlement Options, the payments will be pro rated between the amount attributable to the death benefit which will be excludable from the beneficiary's income and the amount attributable to interest which will be includable in the beneficiary's income.

Federal, state and local estate, inheritance and other tax consequences of ownership, or receipt of Policy proceeds, depend on the circumstances of each Policy owner or beneficiary. Owners and beneficiaries should consult their tax advisers.

TAX TREATMENT OF LOANS AND SURRENDERS. The Code alters the tax treatment accorded to loans and certain distributions from life insurance policies which are deemed to be "modified endowment contracts". The Policy's premium requirements are such that Policies issued on or after June 21, 1988 will be treated as modified endowment contracts. A Policy received in exchange for a modified endowment contract is also a modified endowment contract regardless of whether it meets the 7-pay test.

However, an exchange under Section 1035 of the Code of a life insurance policy entered into before June 21, 1988 for the Policy will not cause the Policy to be treated as a modified endowment contract if no additional premiums are paid.

A Policy, that was entered into prior to June 21, 1988, may be deemed to be a modified endowment contract if it is materially changed and fails to meet the 7-pay test. A Policy fails to meet the 7-pay test when the cumulative amount paid under the Policy at any time during the first 7 Policy Years exceeds the sum of the net level premiums which would have been paid on or before such time if the Policy provided for paid-up future benefits after the payment of 7 level annual premiums. A material change would include any increase in the future benefits provided under a Policy unless the increase is attributable to: (1) the payment of premiums necessary to fund the lowest death benefit and qualified additional benefits payable in the first seven Policy Years; or (2) the crediting of interest or other earnings (including policyholder dividends) with respect to such premiums.

Assuming that the Policy is treated as a modified endowment contract, surrenders and/or loan proceeds are taxable to the extent of income in the Policy. Such distributions are deemed to be on a last-in, first-out basis, which means the taxable income is distributed first. Loan proceeds and/or surrender payments may also be subject to an additional 10% federal income tax penalty applied to the income portion of such distribution. The penalty shall not apply, however, to any distribution: (1) made on or after the date on which the taxpayer reaches age 591/2; (2) which is attributable to the taxpayer becoming disabled (within the meaning of Section 72(m)(7) of the Code); or (3) which is part of a series of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of such taxpayer and his or her beneficiary. Furthermore, only under limited circumstances will interest paid on Policy loans be tax deductible.

If a Policy is not classified as a modified endowment contract, then any surrenders shall be treated first as a recovery of the investment in the Policy which would not be received as taxable income. However, if a distribution is the result of a reduction in benefits under the Policy within the first fifteen years after the Policy is issued in order to comply with Section 7702, such distribution will, under rules set forth in Section 7702, be taxed as ordinary income to the extent of income in the Policy.

Any loans from a Policy which is not classified as a modified endowment contract, will be treated as indebtedness of the Owner and not a distribution. Upon complete surrender or lapse of the Policy or when maturity benefits are paid, if the amount received plus the policy debt exceeds the total premiums paid that are not treated as previously surrendered by the Policy owner, the excess generally will be treated as ordinary income.

Policy owners should seek competent tax advice on the tax consequences of taking loans, making a total surrender or making any material modifications to their Policies.

TAX TREATMENT OF SETTLEMENT OPTIONS. Under the Code, a portion of the Settlement Option payments which are in excess of the death benefit proceeds are included in the Beneficiary's taxable income. Under a Settlement Option payable for the lifetime of the Beneficiary, the death benefit proceeds are divided by the Beneficiary's life expectancy (or joint life expectancy in the case of a joint and survivor option) and proceeds received in excess of these prorated amounts are included in taxable income. The value of the death benefit proceeds is reduced by the value of any period certain or refund guarantee. Under a fixed payment or fixed period option, the death benefit proceeds are prorated by dividing the proceeds over the payment period under the option. Any payments in excess of the prorated amount will be included in taxable income.

MULTIPLE POLICIES. The Code further provides that multiple modified endowment contracts that are issued within a calendar year period to the same owner by one company or its affiliates are treated as one modified endowment contract for purposes of determining the taxable portion of any loans or distributions. Such treatment may result in adverse tax consequences including more rapid taxation of the loans or distributed amounts from such combination of contracts. Policy owners should consult a tax adviser prior to purchasing more than one modified endowment contract in any calendar year period.

TAX TREATMENT OF ASSIGNMENTS. An assignment of a Policy or the change of ownership of a Policy may be a taxable event. Policy owners should therefore consult competent tax advisers should they wish to assign or change the owner of their Policies.

QUALIFIED PLANS. The Policies may be used in conjunction with certain qualified plans. Because the rules governing such use are complex, a purchaser should not do so until he has consulted a competent qualified plans consultant.

INCOME TAX WITHHOLDING. All distributions or the portion thereof which is includable in gross income of the Policy owner are subject to federal income tax withholding. However, the Policy owner in most cases may elect not to have taxes withheld. The Policy owner may be required to pay penalties under the estimated tax rules, if the Policy owner's withholding and estimated tax payments are insufficient.

REPORTS TO OWNERS

We will send to each owner semi-annual and annual reports of the Portfolios. Within 30 days after each Policy Anniversary, an annual statement will be sent to each owner. The statement will show the current amount of death benefit payable under the Policy, the current Policy Value, the current Cash Surrender Value, current debt and will show all transactions previously confirmed. The statement will also show premiums paid and all charges deducted during the Policy Year.

Confirmations will be mailed to Policy owners within seven days of the transaction of: (a) the receipt of premium; (b) any transfer between Portfolios;
(c) any loan, interest repayment, or loan repayment; (d) any surrender; (e) exercise of the free look privilege; and (f) payment of the death benefit under the Policy. Upon request a Policy owner shall be entitled to a receipt of premium payment.

LEGAL PROCEEDINGS

There are no legal proceedings to which the Separate Account or the Distributor is a party or to which the assets of the Separate Account are subject. Allianz Life is not involved in any litigation that is of material importance in relation to its total assets or that relates to the Separate Account.

EXPERTS

The financial statements of Allianz Life Variable Account A and the consolidated financial statements of Allianz Life, as of, and for the year ended, December 31, 1999, included in this Prospectus have been audited by KPMG LLP, independent auditors, as indicated in their reports included in this prospectus, and are included herein, in reliance upon such reports and upon the authority of said firm as experts in accounting and auditing.

FINANCIAL STATEMENTS

The consolidated financial statements of Allianz Life that are included in this prospectus should be considered only as bearing upon our ability to meet our obligations under the Policy.


[Financial statements to be filed by amendment]


APPENDIX A
--------------------------------------------------------------------------------


ILLUSTRATION OF POLICY VALUES

The following tables show you how Policy Values, Cash Surrender Values and death benefits of your Policy will change with the investment experience of the portfolios. The Policy Values, Cash Surrender Values and death benefits in the tables take into account all charges and deductions against the Policy. These tables assume that the cost of insurance rates for the Policy are based on the current and guaranteed rates appropriate to the class shown. These tables also assume that you paid a $100,000 single premium. For premiums of other than $100,000, the tables shown can be adjusted (i.e. for a $20,000 premium, multiply the tables by $20,000 divided by 100,000 or for a $200,000 premium, multiply the attached tables by $200,000 divided by 100,000). These tables all assume that the insured, both male and female, is in the most favorable risk status, i.e., non-smoker. For insureds who are classified as smoker or less favorable risk status, the cost of insurance will be greater and therefore Policy Values will be less given the same assumed hypothetical gross annual investment rates of return.

The tables assume gross investment returns of 0%, 6% and 12% to be level for all years shown. The values would be different if the rates of return averaged 0%, 6% and 12% over the period of years but fluctuated above and below those averages during individual years.


The daily management and portfolio administration fees are assumed to be ___% on an annual basis, of the net assets of the Class 1 portfolios of Valuemark Funds (Trust) (which is the arithmetic average of the management and portfolio administration fees assessed in 1999). The values also assume that each Class 1 portfolio of the Trust will incur expenses annually which are assumed to be ___% of the average net assets of the portfolio. This is the average in 1999. The variable options will be assessed for mortality and expense risks at an annual rate of 0.60% of the average daily net assets of the variable options and for administrative expenses at an annual rate of 0.15% of the average daily net assets of the variable options. After taking these expenses and charges into consideration, the illustrated gross annual investment rates of 0%, 6% and 12% are equivalent to net rates of ____%, ____% and _____%.


Allianz Life deducts the cost of insurance for a Policy Processing Period from the Policy Values. The cost of insurance rate is based on the sex (where permitted by state law), attained age and rate class of the insured.

Upon request, we will provide a comparable illustration based upon the attained age, sex (where permitted by state law) and rate class of the proposed insured and for the Face Amount or premium requested.



[Illustrations to be filed by Amendment]


APPENDIX B
                                      Table of Net Single Premium Factors

Attained              FACTORS             Attained               FACTORS            Attained               FACTORS
                  ---------------                             -------------                             -------------
   Age           Male*      Female*          Age             Male*    Female*          Age            Male*     Female*
------------------------------------------------------------------------------------------------------------------------------------
    0          12.62467    14.69383          35             4.30327   4.82748          70            1.52757    1.66607
    1          12.50646    14.48692          36             4.16038   4.66752          71            1.49533    1.62425
    2          12.16372    14.08281          37             4.02237   4.51338          72            1.46481    1.58427
    3          11.82118    13.67851          38             3.88934   4.36506          73            1.43608    1.54629
    4          11.48209    13.27838          39             3.76113   4.22232          74            1.40915    1.51041
    5          11.14463    12.88451          40             3.63755   4.08498          75            1.38398    1.47664
    6          10.80849    12.49577          41             3.51861   3.95303          76            1.36040    1.44488
    7          10.47450    12.11263          42             3.40410   3.82624          77            1.33828    1.41498
    8          10.14347    11.73553          43             3.29382   3.70425          78            1.31741    1.38673
    9           9.81784    11.36605          44             3.18765   3.58674          79            1.29764    1.35999
   10           9.49960    11.00434          45             3.08543   3.47344          80            1.27888    1.33468
   11           9.19034    10.65053          46             2.98710   3.36425          81            1.26112    1.31079
   12           8.89337    10.30762          47             2.89249   3.25897          82            1.24440    1.28836
   13           8.61119     9.97611          48             2.80143   3.15749          83            1.22879    1.26746
   14           8.34507     9.65635          49             2.71381   3.05962          84            1.21434    1.24807
   15           8.09470     9.34852          50             2.62950   2.96530          85            1.20100    1.22998
   16           7.85593     9.04683          51             2.54845   2.87445          86            1.18868    1.21335
   17           7.62788     8.75962          52             2.47062   2.78696          87            1.17723    1.19789
   18           7.40829     8.48131          53             2.39595   2.70281          88            1.16647    1.18342
   19           7.19529     8.21157          54             2.32443   2.62191          89            1.15617    1.16975
   20           6.98773     7.95007          55             2.25594   2.54404          90            1.14612    1.15668
   21           6.78427     7.69599          56             2.19040   2.46904          91            1.13609    1.14399
   22           6.58380     7.44915          57             2.12767   2.39670          92            1.12581    1.13142
   23           6.38615     7.20889          58             2.06757   2.32674          93            1.11497    1.11871
   24           6.19122     6.97553          59             2.01001   2.25900          94            1.10328    1.10559
   25           5.99922     6.74889          60             1.95494   2.19345          95            1.09064    1.09192
   26           5.81010     6.52878          61             1.90230   2.13013          96            1.07717    1.07777
   27           5.62462     6.31538          62             1.85199   2.06916          97            1.06337    1.06359
   28           5.44313     6.10815          63             1.80404   2.01067          98            1.05029    1.05034
   29           5.26593     5.90723          64             1.75842   1.95479          99            1.04000    1.04000
   30           5.09324     5.71269          65             1.71504   1.90144
   31           4.92522     5.52403          66             1.67380   1.85048
   32           4.76215     5.34132          67             1.63456   1.80168
   33           4.60408     5.16433          68             1.59713   1.75478
   34           4.45114     4.99306          69             1.56150   1.70960

*In states requiring unisex rates, male rates should apply.




                                   APPENDIX C

PERFORMANCE

Allianz Life periodically advertises performance of the Variable Options. Allianz Life will calculate performance by determining the percentage change in the value of an Accumulation Unit by dividing the increase (decrease) for that unit by the value of the Accumulation Unit at the beginning of the period. This performance number, reflected in the chart below, reflects the deduction of the annual insurance charge of 0.75% and the Portfolio expenses, but not the annual deferred issue charge or cost of insurance charge. If they were included performance would be lower. Allianz Life may also advertise cumulative total return information. Cumulative total return is determined the same way except that the results are not annualized. Performance information for the underlying Portfolios may also be advertised; see the fund prospectuses for more information.

Upon request, Allianz Life will accompany the returns of the Variable Options with an illustration as described in Appendix A. The illustration will show you how Policy Values, Cash Surrender Values and death benefits of your Policy will change with the investment experience of the portfolios. The Policy Values, Cash Surrender Values and death benefits in the illustration will take into account all charges and deductions against the Policy. The illustration is hypothetical and may not be used to project or predict investment results. It will be based on the attained age, sex (where permitted by state law) and rate class of the proposed insured for the Face Amount or premium requested.

Since the rates of return in the chart below do not reflect all charges, they are not illustrative of how actual investment performance will affect benefits under the Policy. For a discussion of Policy charges, please see section 4 - Expenses.

Any performance advertised will be based on historical data. It does not guarantee future results of the Portfolios.


Valuemark Life Total Return
FOR THE PERIOD ENDING DECEMBER 31, 2000

                                               SUB-ACCOUNT
INVESTMENT OPTIONS                           INCEPTION DATE  3 MO %       1 YR%        3 YRS%     5 YRS%    10YRS%     LIFE%
------------------------------------------------------------------------------------------------------------------------------
AIM VARIABLE INSURANCE FUNDS, INC.
   AIM V.I. Growth                             11/11/1999    -22.39%     -21.08%        N/A        N/A        N/A      -11.01%
THE ALGER AMERICAN FUND
   Alger American Growth                       11/11/1999    -14.85%     -15.41%        N/A        N/A        N/A       -6.63%
   Alger American Leveraged AllCap             11/11/1999    -22.08%     -25.39%        N/A        N/A        N/A       -8.11%
FRANKLIN TEMPLETON VARIABLE INSURANCE
  PRODUCTS TRUST- CLASS 1 SHARES
   Franklin Aggressive Growth Securities        5/1/2000     -36.39%       N/A          N/A        N/A        N/A      -24.48%
   Franklin Global Communications Securities   1/24/1989     -22.98%     -33.35%       0.59%      6.35%       8.59%      9.44%
   Franklin Global Health Care Securities       5/1/1998     -1.81%       71.29%        N/A        N/A        N/A       21.03%
   Franklin Growth and Income Securities       1/24/1989      5.90%       17.11%       8.11%      12.67%     12.72%     13.43%
   Franklin High Income                        1/24/1989     -9.42%      -13.65%       -4.98%     1.43%       7.80%      5.99%
   Franklin Income Securities                  1/24/1989      2.91%       18.88%       5.33%      8.45%      12.03%     10.21%
   Franklin Large Cap Growth Securities         5/1/1996     -9.83%       4.96%        17.87%      N/A        N/A       18.08%
   Franklin Money Market Fund                  1/24/1989      5.62%  **  SEVEN DAY  EFFECTIVE YIELD  **
   Franklin Natural Resources Securities       1/24/1989      6.73%       35.47%       9.61%      1.80%       4.37%      4.05%
   Franklin Real Estate                        1/24/1989      3.73%       30.96%       0.24%      9.73%      12.68%      9.83%
   Franklin Rising Dividends Securities        1/27/1992     14.52%       20.15%       4.55%      13.21%      N/A       10.20%
   Franklin S&P 500 Index                      11/11/1999    -20.53%      -9.15%        N/A        N/A        N/A       -4.25%
   Franklin Small Cap                          11/1/1995     -8.00%      -15.24%       17.65%     19.44%      N/A       19.11%
   Franklin Technology Securities               5/1/2000     -37.78%       N/A          N/A        N/A        N/A      -24.58%
   Franklin U.S. Government                    3/14/1989      4.25%       10.99%       5.18%      5.36%       6.92%      7.71%
   Franklin Value Securities                    5/1/1998      8.51%       24.30%        N/A        N/A        N/A       -1.06%
   Franklin Zero Coupon Fund - 20054           3/14/1989      5.32%       11.72%       5.24%      4.94%       9.06%     10.18%
   Franklin Zero Coupon Fund - 20104           3/14/1989      8.78%       17.83%       5.25%      5.43%      10.24%     11.50%
   Mutual Discovery Securities                 11/8/1996      1.56%       9.62%        8.29%       N/A        N/A       10.85%
   Mutual Shares Securities                    11/8/1996      5.21%       12.77%       8.04%       N/A        N/A       10.68%
   Templeton Asset Strategy                     5/1/1995      1.72%       -1.92%       1.27%      6.49%       N/A        6.85%
   Templeton Developing Markets Securities     3/15/1994     -7.74%      -30.03%       -5.81%     -1.79%      N/A       -2.41%
   Templeton Global Income Securities          1/24/1989      6.76%       3.54%        0.96%      2.63%       4.55%      5.14%
   Templeton Growth Securities                 3/15/1994      5.49%       0.98%        9.48%      12.21%      N/A       11.13%
   Templeton International Securities          1/27/1992      1.49%       -5.63%       7.51%      10.95%      N/A        9.69%
   Templeton International Smaller Companies    5/1/1996     -2.19%       -1.77%       1.70%       N/A        N/A        3.06%
   Templeton Pacific Growth Securities         1/27/1992     -7.18%      -26.28%       -4.74%     -9.53%      N/A       -1.84%
USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
   USAllianz VIP Diversified Assets            11/11/1999    -0.46%       2.74%         N/A        N/A        N/A        4.00%
   USAllianz VIP Fixed Income                  11/11/1999     4.12%       10.88%        N/A        N/A        N/A        7.17%
   USAllianz VIP Growth                        11/11/1999    -10.37%     -10.95%        N/A        N/A        N/A       -3.81%






                                   PART II

                          UNDERTAKINGS TO FILE REPORTS

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission theretofore or hereafter duly adopted pursuant to authority conferred in that section.

                             REPRESENTATION

Allianz Life Insurance Company of North America ("Company") hereby represents that the fees and charges deducted under the Policy described in the Prospectus, in the aggregate, are reasonable in relation to the services rendered, the expenses to be incurred and the risks assumed by the Company.

                            INDEMNIFICATION

Under its Bylaws, Article XI, the Company indemnifies, to the extent permitted by the laws of the State of Minnesota, each person (and the heirs, executors, and administrators of such person) made or threatened to be made a party to any action, civil or criminal, by reason of being or having been a director, officer or employee of the Company (or by reason of serving any other organization at the request of the Company).

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Company pursuant to such provisions of the bylaws or statutes or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in said Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any such action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the Policies issued by the Variable Account, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in said Act and will be governed by the final adjudication of such issue.



                       CONTENTS OF REGISTRATION STATEMENT

This Registration Statement comprises the following papers and documents:

The facing sheet

The Prospectus consisting of 80 pages

Representations

The signatures

Part II
Other Information
Page 2


The following exhibits:

A. Copies of all exhibits required by paragraph A of instructions for Exhibits in Form N-8B-2.


     1.      Resolution of the Board of Directors of the Company (2)
     2.      Not Applicable
     3.a.    Principal Underwriter's Agreement (4)
     3.b.    General Agency Agreement (7)
     4.      Not Applicable
     5.      Individual Single Premium Variable Life Insurance Policy (3)
     6.a.    Articles of Incorporation of the Company (2)
     6.b.    Bylaws of the Company (2)
     7.      Not Applicable
     8.      Not Applicable
     9.a.    Administrative Agreement (1)
     9.b.(1) Form of Fund Participation Agreement between North American
             Life and Casualty Company and Franklin Valuemark Funds(3)
     9.b.(2) Form of Fund Participation Agreement between AIM Variable
             Insurance Funds, Inc., Allianz Life Insurance Company of North
             America and NALAC Financial Plans LLC(6)
     9.b.(3) Form of Fund Participation Agreement between Alger American
             Fund, Allianz Life Insurance Company of North America and Fred
             Alger and Company(6)
     9.b.(4) Form of Fund Participation Agreement between USAllianz Variable
             Insurance Products Trust, Allianz Life Insurance Company of
             North America and BISYS Fund Services Limited Partnership(6)
     10.     Application Form (3)
     12.     Illustrative Calculations for the Exchange of the Single Premium
             Variable Life Insurance Policy for a Whole Life Policy (5)
     13.     Powers of Attorney
     27.     Not Applicable


B.   Opinion and Consent of Counsel

     To be filed by Amendment

C.   Consent of Actuary

     To be filed by Amendment

D.   Independent Auditors' Consent

     To be filed by Amendment

(1) incorporated by reference to Pre-Effective Amendment No. 1 to Form S-6, File No. 33-11158 filed on October 19, 1987

(2) incorporated by reference to Post-Effective Amendment No. 14 to Registrants Form S-6 electronically filed on November 1, 1995.

(3) incorporated by reference to Post-Effective Amendment No. 15 to Registrants Form S-6 electronically filed on April 23, 1996.

(4) incorporated by reference to Post-Effective Amendment No. 17 to Registrants Form S-6 electronically filed on April 29, 1997.

(5) incorporated by reference to Post-Effective Amendment No. 19 to Registrants Form S-6 electronically filed on April 29, 1998.

(6) incorporated by reference to Post-Effective Amendment No. 23 to Registrants Form S-6 electronically filed on November 12, 1999.

(7) incorporated by reference to Post-Effective Amendment No. 24 to Registrants Form S-6 electronically filed on April 28, 2000.



                                   SIGNATURES

As required by the Securities Act of 1933, the Registrant certifies that it has duly caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized in the City of Minneapolis and State of Minnesota, on this 23rd day of February, 2001.



                                         ALLIANZ LIFE
                                         VARIABLE ACCOUNT A
                                                                    (Registrant)


                                    By:  ALLIANZ LIFE INSURANCE COMPANY
                                         OF NORTH AMERICA
                                                                     (Depositor)



                                    By:  /S/ Suzanne J. Pepin
                                         ------------------
                                         Suzanne J. Pepin



Attest: /S/  Steven A. Friedman
        ---------------------------






Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.


Signature and Title


Lowell C. Anderson*      Chairman of the Board        02-23-01
Lowell C. Anderson

Robert W. MacDonald*     Director and                 02-23-01
Robert W. MacDonald      Chief Executive Officer

Margery G. Hughes        President and                02-23-01
Margery G. Hughes        Chief Administrative Officer

Mark A. Zesbaugh         Chief Financial Officer      02-23-01
Mark A. Zesbaugh         Senior Vice President

Herbert F. Hansmeyer*    Director                     02-23-01
Herbert F. Hansmeyer

Michael P. Sullivan*     Director                     02-23-01
Michael P. Sullivan

Dr. Gerhard Rupprecht*   Director                     02-23-01
Dr. Gerhard Rupprecht

Rev. Dennis Dease*       Director                     02-23-01
Rev. Dennis Dease

James R. Campbell*       Director                     02-23-01
James R. Campbell

Robert M. Kimmitt*       Director                     02-23-01
Robert M. Kimmitt



                                        *By Power of Attorney


                                        By: /S/ Suzanne J. Pepin
                                            ---------------------------------
                                            Suzanne J. Pepin
                                            Attorney-in-Fact



                                    EXHIBITS

                                       TO

                     POST-EFFECTIVE AMENDMENT NO.    25

                                       TO

                                    FORM S-6

                         ALLIANZ LIFE VARIABLE ACCOUNT A

               ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA







                                INDEX TO EXHIBITS
Exhibit

EX99.A13   Powers of Attorney